SUP-0103-GV-1114

ALLIANCEBERNSTEIN VALUE FUNDS

-AllianceBernstein Global Value Fund

Supplement dated November 7, 2014 to the Summary Prospectus and Prospectus (the “Prospectuses”) dated March 1, 2014 for AllianceBernstein Global Value Fund ( the “Fund”).

At a meeting held on November 4-6, 2014, the Board of Trustees of AllianceBernstein Trust approved the liquidation and dissolution of the Fund. The Fund has suspended sales of its shares pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. The Fund expects to make the liquidating distributions on or shortly after January 16, 2015.

In connection with the liquidation, the Board approved the immediate suspension of the Fund’s distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of a Fund’s shares on or after the date of this Supplement. This CDSC waiver will also apply to redemptions of shares of other AllianceBernstein Mutual Funds that are acquired through exchange of the Fund’s shares on or after the date of this Supplement.

Shareholders may redeem shares of the Fund, and may exchange shares of the Fund for shares of the same class of other AllianceBernstein Mutual Funds, until January 14, 2015. Shareholders should be aware that the Fund will convert its assets to cash and/or cash equivalents approximately three weeks before the liquidating distributions are made to shareholders. After the Fund converts its assets to cash, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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SUP-0103-GV-1114